UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2004


                                  ADVOCAT INC.


             (Exact name of Registrant as specified in its charter)


          Delaware                    001-12996              62-1559667
-----------------------------     -------------------  ----------------------
(State or other jurisdiction       (Commission File        (IRS Employer
     of incorporation)                 Number)         Identification Number)


          277 Mallory Station Road, Suite 130 Franklin, Tennessee 37067



                    ----------------------------------------
                    (Address of principal executive offices)



                                 (615) 771-7575


                                  ------------


              (Registrant's telephone number, including area code)


                                 Not applicable


                                  ------------

                         (Former name or former address,
                          if changed since last report)




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TABLE OF CONTENTS


ITEM 5. OTHER EVENTS.

On June 30, 2004, Advocat Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1. The press release announced that the Company has been delisted from the Berlin-Bremen Stock Exchange at the Company's demand.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

          NUMBER                              EXHIBIT
-------------------------  ---------------------------------
99.1                       Press Release dated June 30, 2004



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ADVOCAT INC.



                                         By:  /s/ William R. Council, III
                                              -----------------------------
                                              William R. Council, III
                                              Chief Executive Officer

Date: June 30, 2004



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Table of Contents


                                  Exhibit Index

Exhibit No.
------------
99.1               Press release dated June 30, 2004